Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3574 – PremierSolutions Standard
HV-5244 – PremierSolutions Standard (Series II)
HV-5776 – PremierSolutions Cornerstone

Supplement dated October 27, 2026 to Prospectuses dated May 1, 2026

Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. was added as Sub-Adviser to the Nomura Diversified Income Fund and Nomura Extended Duration Bond Fund ("Funds").

Accordingly, this Sub-Advisor addition has been made for the Funds where they appear in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-57